Exhibit 10.31

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN AFFORDED CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934. THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT, SUPPLY AND SUBCONTRACTING AGREEMENT

This Development, Supply and Subcontracting Agreement (the “Agreement”), dated as of May 30, 2001, is by and between American Bank Note Holographics, Inc., a Delaware corporation (“ABNH”), with its principal place of business at 399 Executive Boulevard, Elmsford, NY 10523, and CFC International, Inc., a Delaware corporation (“CFC”), with its principal place of business at 500 State Street, Chicago Heights, IL 60411. Each of ABNH and CFC is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, CFC currently manufactures coatings and holographic products and with the assistance of ABNH, has been formulating certain new foil products and coatings for the use of ABNH for (i) holomagnetic stripes, which are collectively referred to herein as “Holomag Foils” (Holomag® is a registered trademark of ABNH);

WHEREAS, ABNH is a manufacturer of security holograms, and embosses holograms onto hot stamp foil;

WHEREAS, ABNH has been providing and wishes to continue to provide to CFC certain proprietary information and materials of ABNH concerning holography, ABNH’s foil and coating requirements, the requirements of ABNH’s customers, and other information consistent with the intent of this Agreement (“ABNH Proprietary Information”); and

WHEREAS, ABNH wishes to purchase from CFC, and CFC wishes to sell to ABNH, the Holomag Foils, and any improvements thereon that result from information supplied by ABNH or that were developed on behalf of ABNH, and certain subcontracting services including new foil formulations, embossing, coating and applications thereof, and any improvements thereon that result from information supplied by ABNH or that were developed on behalf of ABNH (the “Services”), subject to the price, specifications, customer and authorizing authorities requirements, scheduling and payment terms (“Terms”) set forth on Schedules A and B attached hereto.

NOW, THEREFORE, the parties covenant and agree as follows:

1.             Obligations of ABNH.

(a)           ABNH agrees to use reasonable efforts to assist CFC in the development of Holomag Foils for projects identified by ABNH. Such efforts may include consultations with CFC technical personnel regarding the characteristics of the Holomag Foils required by ABNH and its customers, trials, testing and feedback to CFC.

(b)           ABNH agrees to submit to CFC Purchase Orders specifying the amount and type of Holomag Foils it wishes to purchase from CFC, if any, in accordance with the Terms on a periodic basis, assuming the Holomag Foils have been accepted for use by ABNH and its customers.

(c)           ABNH agrees to remit payment to CFC within 30 days from date of receipt of a valid invoice.

(d)           It is the intent for CFC to supply substantially all of ABNH’s HoloMag foil needs assuming, in ABNH’s sole discretion, CFC meets ABNH’s and its customers’ requirements of quality, service, security and delivery.

2.             Obligations of CFC.

(a)           CFC agrees to use reasonable efforts to develop and modify the Holomag Foils in accordance with the specifications provided by ABNH from time to time. CFC will retain ownership of all such technology developments and ABNH will retain ownership of its intellectual property and other Proprietary Information.

(b)           CFC agrees that the Holomag Foils are being developed and sold for the exclusive use of ABNH. CFC shall not during the term of this Agreement and for a period of two (2) years after termination sell or offer to sell the Holomag Foils or any products incorporating the Holomag Foils to any third party without the prior written consent of ABNH. CFC will not, at any time, solicit business from *, *, *, * or *. With the prior written approval of ABNH, which shall not be unreasonably withheld, CFC may sell HoloMag to other issuers of credit cards on behalf of ABNH. In this event, ABNH will still buy HoloMag foils from CFC and ABNH will set the price and resell to the customer, but the price will be [*] the price set forth on Schedule B hereof. CFC agrees to supply the Holomag Foils to ABNH in accordance with the Terms and Purchase Orders submitted by ABNH.

(c)           CFC agrees that during the term of this Agreement, and for a period of two (2) years after termination, it shall not solicit any client or customer of ABNH whose business requirements become known to CFC as a result of this Agreement.

3.             Term and Termination.

(a)           The term of this Agreement shall be for five (5) years and shall automatically renew for successive terms of five (5) years unless either Party provides the other Party not less than twelve (12) months notice of non-renewal thereof (the “Term”).

(b)           This Agreement may be terminated in the event of a commencement of a voluntary or involuntary bankruptcy proceeding by or against either Party under the United States Bankruptcy Code or any successor statute; which proceedings are not dismissed with prejudice within sixty (60) days after their institution; or upon the assignment of a substantial part of either Party’s assets for the benefit of its creditors; or in the event any substantial part of either Party’s assets or inventory become subject to levy, seizure, assignment, garnishment or

*Confidential

sale for or by any creditor or governmental agency, unless released, satisfied or otherwise resolved within thirty (30) days.

(c)           In the event of material breach of any provision of this Agreement, and specifically non-payment of invoices not being disputed in good faith, or any Purchase Order submitted in accordance with this Agreement, (a “Default”) the defaulting Party shall have thirty (30) days after receipt of written notice thereof by the non-defaulting Party within which to cure such default. In the event such breach has not been cured within such period of time, the non-defaulting Party may upon notice to the defaulting Party terminate this Agreement.

(d)           The right to terminate this Agreement granted hereby shall not prejudice any other right or remedy of either Party in respect of the Default concerned or any other Default.

4.             Representations and Warranties of CFC.

CFC hereby represents and warrants to ABNH as follows:

(a)           that it has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery by CFC of this Agreement and the performance by CFC of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of CFC. This Agreement has been duly executed by CFC, and this Agreement is a legal, valid and binding obligation of CFC enforceable against it in accordance with its terms (except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally or by general principles of equity, regardless of whether such enforceability is considered in equity or at law).

(b)           that the Holomag Foils will be manufactured by CFC in accordance with specifications set forth on Schedule A, as such Schedule A may be amended from time to time by mutual agreement of the parties. CFC agrees to replace at its own expense any HoloMag Foils that are supplied to ABNH which are not in conformance with the specifications set forth on Schedule A.

(c)           that the Holomag Foils will not be manufactured or sold or priced in violation of any federal, state or local law and that CFC has complied with and will continue to comply with all laws and conform to all requirements of each applicable governmental authority with respect to the supply of the ordered Holomag Foils, including those concerning the packaging, storage, shipment and exportation of all or any part thereof, and will ensure that no chemical substance delivered to ABNH is on the list of prohibited substances described in any applicable environmental laws. CFC will obtain all federal, provincial, state, municipal and other government or regulatory licenses, permits or other documents or permissions that are required and that are incidental to the sale or shipment of the ordered materials or items to ABNH.

(d)           that the Holomag Foils, as manufactured in accordance with the specifications set forth on Schedule A, are fit for use as holographic magnetic foils to be used for the applications contemplated by this Agreement as long as the foils are applied in accordance with CFC’s technical specifications.

that CFC will own, or will have the full right to use all intellectual property rights and technology which will be used or practiced in order for CFC to manufacture and sell the Holomag Foils in connection with the transactions contemplated hereby and that the manufacture, sale and use of the Holomag Foils as contemplated hereby shall in no way infringe upon the intellectual property rights of any third party. ABNH has authority to grant CFC the right to manufacture Holomag Foils on behalf of ABNH in accordance with this Agreement.

5.             Representations and Warranties of ABNH.

(a)           ABNH has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder. The execution and delivery by ABNH of this Agreement and the performance by ABNH of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of ABNH. This Agreement has been duly executed by ABNH, and this Agreement is a legal, valid and binding obligation of ABNH enforceable against it in accordance with its terms.

(b)           ABNH has complied with, and will continue, during the performance of its obligations hereunder, to comply with, all laws and conform to all requirements of each applicable governmental authority with respect to the Holomag Foils, payment therefor and importation thereof.

6.             Confidentiality.

In connection with this agreement, both parties will be supplying the other party with proprietary information relating to their business operations and the development of the Holomag Foils (“Information”). Both Parties agree that any Information shall be maintained in strict confidence. Both Parties agree that it will disclose the Information only to those of its officers, agents and employees who are subject to an agreement which provides similar restrictions on disclosure as are provided herein and who are directly concerned with the use of the Information for the purposes specified herein, and that it will take all necessary and reasonable precautions to prevent such Information from being disclosed to any unauthorized person. Each Party shall not have any obligation of confidentiality with respect to any Information that:

(a)           was already in its possession prior to receipt from the other Party or is developed independently of Information received from the other Party as evidenced by the written records of the receiving Party;

(b)           is or hereafter becomes in the public domain by public use, publication, general knowledge or the like through no fault of the receiving Party;

(c)           is properly obtained by the receiving Party from a third party not under any obligation to the disclosing Party or any of its affiliates to keep such information confidential; and

(d)           is required to be disclosed by a court of law, in which case, the disclosing party must promptly notify the other party in writing as soon as practical.

7.             Indemnification

(a)           Each Party will indemnify and hold the other harmless from and against any claim, demand, cause of action, damage, costs and expenses which the other might sustain or become liable for arising from or in connection with that Party’s performance or nonperformance hereunder.

(b)           ABNH will defend, at ABNH’s own expense, all suits, actions or proceedings in which ABNH, or the users, lessees or customers of any of ABNH’s products, are made defendants for actual or alleged infringement of any copyright, trademark, trade secret, mask work right, Canadian, U.S. or other foreign patent or other intellectual property right resulting from the possession, use, sale or resale of any Base Foil purchased hereunder. If by virtue of a patent infringement suit an injunction is issued against ABNH which prohibits or limits the use of any materials or items ordered or purchased hereunder or CFC notifies ABNH to cease use of any materials or items purchased hereunder, ABNH, at CFC’s request, will supply CFC with non-infringing replacement materials or items of a similar kind, quality and quantity. CFC will cease use of materials or items purchased hereunder which are subject to an infringement action upon receipt of notice of such action and upon request by CFC. CFC’s obligations under this Section 3(g) do not apply to any suits, actions or proceedings in which the actual or alleged infringement results from the use of such material or item in combination with other articles or material or in the practice of any process other than a process for which such item has been expressly manufactured by CFC.

8.             Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

9.             Notices.

Every notice, request, demand, direction or other communication (each, a “Notice”) required or permitted to be given pursuant to this Agreement will be deemed to be well and sufficiently given if in writing and delivered by hand (or recognized overnight courier service addressed as follows:

(a)           if to ABNH at:

399 Executive Boulevard

Elmsford, N.Y. 10523

Attention: President

Facsimile: 914-592-3248

with a copy to:

Fulbright & Jaworski L.L.P.

Attn: Paul Jacobs, Esq.

666 Fifth Avenue

New York, NY 10103-3198

Facsimile: 212-318-3400

(b)           if to CFC at:

500 State Street

Chicago Heights, IL 60411

Attention:  Dennis Lakomy, Chief Financial Officer

Facsimile:  708-758-3976

with a copy to:

Carl Neumann

McBride Baker & Cole

1 Mid America Plaza

Suite #1000

Oakbrook Terace, IL  60181-4710

Facsimile: 630-954-2112

10.           Publicity.

Except as may be required by law or applicable governmental regulatory authorities, neither Party will, without the prior written consent of the other Party make any news release or public announcement regarding this Agreement. Either party may disclose the existence of this Agreement only in order to fulfill the intent of the Agreement to any other party, but not the contents of the Agreement or any purchase order without the consent of the other party or as required by law. An example of a permitted disclosure in order to fulfill the intent of the Agreement is for ABNH to inform its customers that CFC is supplying HoloMag foils pursuant to this Agreement. If a customer of ABNH requests information from CFC or the opportunity to visit CFC’s manufacturing facilities, CFC will cooperate to support such reasonable requests.

11.           Assignments.

Neither Party may assign any rights or obligations under this Agreement or any purchase order (including the right to receive monies due hereunder) without the prior written consent of the other Party, and any purported assignment without such consent will be void. No assignment will relieve the assigning Party from its obligations under this agreement or any purchase order.

12.           Waiver and Amendment.

This Agreement may not be amended or modified, and no provision hereof may be waived without the written consent of the parties affected by such amendment. If either Party should waive any breach of any provisions of this Agreement, it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provisions of this Agreement.

13.           Injunctive Relief and other Remedies.

The parties acknowledge that each Party’s obligations under this Agreement are of a special and unique character for which monetary damages for breach would be inadequate and therefore each Party agrees that the other Party shall be entitled to injunctive and other equitable relief in the event of a breach or threatened breach in addition to any and all rights and remedies available at law or otherwise.

14.           Further Assurances.

The Parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

15.           Severability.

If any provision of this Agreement shall be adjudicated invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement and such adjudication shall apply only in the particular jurisdiction in which such adjudication is made, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein; provided, however, to the extent any provision hereof is deemed unenforceable by virtue of its scope in terms of area or length of time, but may be enforceable with limitation thereon, the Parties agree that the same shall nevertheless be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which enforcement is sought.

16.           Entire Agreement.

This Agreement constitutes the entire agreement between the Parties and supersedes all previous expectations, understandings, communications, representations and agreements whether verbal or written between the Parties concerning the development and supply of Holomag Foils.

17.           Arbitration.

Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement that have not been resolved by good faith negotiations between the Parties shall be resolved by final and binding arbitration under the rules of the American Arbitration Association or other organization acceptable to the Parties (the “AAA”) then obtaining, in proceedings to be held in New York City. In any and all instances in which a claim, dispute or controversy is to be arbitrated pursuant to this Section, there shall be one arbitrator. Such arbitrator shall be designated by the AAA; provided that neither ABNH nor CFC shall have objection to such arbitrator and that, if no single arbitrator has been designated by the AAA to which neither ABNH nor CFC has an objection, a panel consisting of three arbitrators shall be selected, to include one arbitrator to be designated by each of ABNH and CFC and one arbitrator to be designated by the AAA. The costs of arbitration shall be divided equally between ABNH and CFC. Such arbitrator shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement, and shall provide a written opinion explaining the reasons for any award rendered in any arbitration pursuant to this Section. Any award so rendered may be enforced in a court of appropriate jurisdiction, which shall include any state or federal court situated in New York, New York, U.S.A.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have hereby executed this Agreement as of the date first set forth above.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

By:	/s/ Kenneth H. Traub
	Name:	Kenneth H. Traub
	Title:	President and CEO

CFC INTERNATIONAL, INC.

By:	/s/ Richard L. Garthwaite
	Name:	Richard L. Garthwaite
	Title:	President

SCHEDULE A

SPECIFICATIONS FOR HOLOMAG FOILS

[*]

*Confidential

SCHEDULE B

PRICE SCHEDULE I

HOLOMAGTMNETIC FOILS

Minimum run is [*] or [*]. A standard roll is considered [*] which equals a [*] roll minimum or any combination of roll width and length which would effectively use the [*] would be considered a minimum run.

PRICE

CFC INTERNATIONAL - HOLOMAGTM PRICING

HICO – SILVER

VOLUME	ROLL SIZE	PRICE/TI	PRICE/ROLL
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

CFC INTERNATIONAL – HOLOMAGTM PRICING

HICO – GOLD

VOLUME	ROLL SIZE	PRICE/TI	PRICE/ROLL
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

CFC INTERNATIONAL – HOLOMAGTM PRICING

LOCO – SILVER

VOLUME	ROLL SIZE	PRICE/TI	PRICE/ROLL
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

CFC INTERNATIONAL - HOLOMAGTM PRICING

LOCO – GOLD

VOLUME	ROLL SIZE	PRICE/TI	PRICE/ROLL
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

*Confidential

SCHEDULE B

PRICE SCHEDULE I
HOLOMAGTMNETIC FOILS

Minimum run is [*] or [*]

CFC INTERNATIONAL, INC.
HOLOMAGTM PRICING

HICO-SILVER

Volume	Roll Size	Price/TI	Price/Roll	Roll Size	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

HICO-GOLD*

Volume	Roll Size	Price/TI	Price/Roll	Roll Size	Price/TI	Price/Rolls
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

LOCO-SILVER

Volume	Roll Size	Price/TI	Price/Roll	Roll Size	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

LOCO – GOLD*

Volume	Roll Size	Price/TI	Price/Roll	Roll Size	Price/TI	Price/Roll
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]

*Confidential